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                                    RESTATED
                                  AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

This Restated Amendment to Agreement and Plan of Merger (the "Amendment"), dated September 28, 2000, is entered into by and between Playa Minerals and Energy, Inc., a Texas corporation ("Playa"), and Regent Group, Inc., a Delaware corporation (the "Company").

                                  Introduction

Playa and the Company have entered into that certain Agreement and Plan of Merger, dated March 31, 2000 ("Agreement"). Playa and the Company have entered into the following amendments to the Agreement (together, the "Prior Amendments"):

1.       Extension Agreement, dated April 20, 2000;
2.       Extension Agreement, dated April 28, 2000;
3.       Amendment No. 1 to Agreement and Plan of Merger, dated May 5, 2000;
4.       Extension Agreement, dated May 15, 2000;
5.       Extension Agreement, dated May  30, 2000;
6.       Extension Agreement, dated June 15, 2000; and
7.       Extension of Agreement to Merge, dated September 11, 2000.

Playa and the Company desire to restate the Prior Amendments and to further amend the Agreement with this Amendment, such that all amendments to the Agreement to date shall be reflected in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties do hereby agree as follows:

                                    Agreement

1. The Company hereby acknowledges receipt of (i) $20,000, paid to the Company by Playa upon execution of the Agreement, in accordance with the terms of Section 1.8(a) thereof, and (ii) $200,000, paid to the Company by Playa, in accordance with the terms of Section 1.8(b) of the Agreement.

2.       Playa acknowledges receipt of the Disclosure Schedule from the Company.

3. The first sentence of Section 1.3 is hereby deleted in its entirety and replaced with the following:

"For purposes of this Agreement, the term "Closing Date" shall mean the date of the Closing, which shall in no event be later than December 31, 2000."

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4.        Section 1.4.1, clause (ii) is hereby deleted in its entirety and replaced with the following:

"(ii) the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated as provided on
Schedule 1.4.1 attached hereto,"

Schedule 1.4.1 is attached to this Amendment and incorporated by reference herein.

5. Section 1.5.1 is hereby deleted in its entirety and replaced with the following:

"1.5.1 Company Capital Stock. Each share of capital stock of tile Company issued and outstanding at the Effective Time shall remain outstanding, and shall be unchanged at and after the Merger; provided, however, that such stockholders shall hold an amount equal to 1,000,000 shares of the total amount of issued and outstanding Company Common Stock after giving effect to the Merger. Included in such 1,000,000 shares shall be the number of shares of Company Common Stock underlying all options and warrants to acquire Company Common Stock; provided, however, that 123,075 shares issuable upon the exercise of outstanding warrants to acquire Company Common Stock at an exercise price equal to or in excess of $6.50 per share at the Effective Time shall not be included in such 1,000,000 shares."

Not withstanding the above, it is the express intention of the parties to exclude the Regent warrants as listed at Exhibit "A".

6. Section 1.5.3 is hereby deleted in its entirety and replaced with the following:

"1.5.3   Merger Consideration.

"(a)     In consideration of the Merger, at the Closing, Playa shall pay to the
Company cash in the amount of $265,000, which the Company shall use for payment of the indebtedness described on Schedule 1.5.3 hereto.

"(b)     In consideration of the Merger, at the Closing, the Merger consideration with respect to Playa ("Merger Consideration") shall be as follows:

"(i)     all of the issued and outstanding shares of Playa Common Stock (other than shares to be canceled in accordance with Section 1.5.2) and all shares of Playa Common Stock underlying the Playa Warrants shall be converted into the right to receive an aggregate of 11,500,000 shares of the Company Common Stock after giving effect to the Merger. All shares of Playa Common Stock underlying the Other Warrants and the Playa Options shall be converted into the right to receive, for each share of Playa Common Stock underlying such Other Warrants and Playa Options, one share of Company Common Stock after giving effect to the Merger.

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"(ii)    The Merger Consideration with respect to the Playa Warrants, the Other
Warrants, and the Playa Options shall be warrants or options, as the case may be, of the Company exercisable upon the same terms and conditions as such Playa Warrants, Other Warrants or Playa Options, as the case may be, for the number of shares of Company Common Stock equal to the number of shares of Playa Common Stock for which such Playa Warrants, Other Warrants or Playa Options, as the case may be, were previously exercisable. The shares of Playa Common Stock, Playa Warrants, Other Warrants, Playa Options and Other Options so converted into the right to receive the Merger Consideration (each a "Converted Security") shall, by virtue of the Merger and without any action on the part of the holder thereof, at the Effective Time no longer be outstanding and shall at such time be canceled and retired and shall cease to exist, and each holder of any Converted Security shall thereafter cease to have any rights with respect to such Converted Security, except, upon the surrender of certificates representing such Converted Securities duly endorsed in blank or accompanied by a stock power duly executed in blank, the right to receive the Merger Consideration at the times and in the manner set forth herein.

"(iii)   "Playa Warrants" shall mean all issued and outstanding warrants of
Playa with exercise prices less than $3.88 per share; provided, however, that the following warrants shall not be deemed Playa Warrants ("Other Warrants"): all warrants to acquire shares of Playa Common Stock at exercise prices equal to or in excess of $3.88 per share, all warrants issued to placement agents and financial advisors to Playa in connection with Playa's private placement of approximately 1,300,000 shares of Playa Common Stock made under that certain Confidential Private Placement Memorandum, dated June 2, 2000, and all warrants to be issued to the placement agent under Playa's currently contemplated private offering of up to 3,500,000 shares of Playa Common Stock with Sanders Morris Harris Inc. as exclusive placement agent. "Playa Options" shall mean those certain options to acquire shares of Playa Common Stock granted to certain employees and consultants of Playa, not to exceed 10% of the total number of shares of Playa Common Stock issued and outstanding immediately prior to the Effective Time (currently, such options cover approximately 852,800 shares of Playa Common Stock)."

7. Section 1.6, clause (iii) is hereby deleted in its entirety and replaced with the following:

"(iii)   a reverse split of the Company Common Stock, which reverse split shall be accomplished immediately prior to the Effective Time, such that the number of shares of Company Common Stock issued and outstanding shall comply with the provisions of Section 1.5.1; and"

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8.       Section 7.1.2, clause (ii) is hereby deleted in its entirety and replaced with the following:

"(ii)    if the Closing shall have failed to occur by 5:00 p.m. Houston, Texas time on December 31, 2000, but only if the Company has not breached this Agreement and has not failed to perform any of its obligations under this Agreement;"

9. Section 7.1.3, clause (ii) shall be deleted in its entirety and replaced with the following:

"(ii)    if the Closing shall have failed to occur by 5:00 p.m. Houston, Texas time on December 31, 2000, but only if Playa has not breached this Agreement and has not failed to perform any of its obligations under this Agreement;"

10. This Amendment supercedes the Prior Amendments in their entirety, the parties' intention being that the Agreement and this Amendment shall be read together as if the Prior Amendments never existed.

11. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

12. Except as expressly modified herein, the parties each hereby ratifies and confirms the Agreement, and acknowledge that the same continues, as modified herein, in full force and effect.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment on the date first hereinabove written.

ATTEST:                                  PLAYA MINERALS & ENERGY, INC.



 /s/                                     By:    /s/
----------------------------------            ----------------------------------
Kenneth Jackson, Secretary                         John N. Ehrman, J.D., S.P.E.,
                                                   President

ATTEST:                                  REGENT GROUP, INC.



 /s/                                     By:    /s/
----------------------------------            ----------------------------------
Anthony C. Vickerson, Secretary                   Robert M. Long, Chairman